Exhibit 23


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         We hereby consent to the use in the constituting part of this Registration Statement on Form 10-KSB for the fiscal year ended September 30, 1997, of our report dated January 20, 1997 related to the financial statements of Soy Environmental Products, Inc.


                                               /s/ Semple & Cooper, L.L.P.
                                               ---------------------------------

Phoenix, Arizona
April 3, 1998.